UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 21, 2003

Targeted Genetics Corporation

(Exact name of registrant as specified in charter)

Washington	0-23930	91-1549568

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington	98101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 623-7612

Not Applicable

(Former name or former address, if changed since last report)

1

Item 7. Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit
No.	Description

99.1	Press Release of Targeted Genetics Corporation dated August 21, 2003

Item 12. Results and Operations of Financial Condition.

     On August 21, 2003, Targeted Genetics Corporation issued a press release announcing the effectiveness of its registration statement on Form S-3. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this current report by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGETED GENETICS CORPORATION

Date: August 21, 2003	By:	/s/ H. STEWART PARKER H. Stewart Parker President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of Targeted Genetics Corporation dated August 21, 2003